SUMMARY OF EARNINGS RESULTS Fourth Quarter 2018 THIS IS NEITHER AN OFFER TO SELL NOR A SOLICITATION OF AN OFFER TO BUY THE SECURITIES DESCRIBED HEREIN.

Conference Call Agenda TOPIC SPEAKER Introduction and Portfolio Characteristics Michael Escalante | CEO & President Portfolio Update Michael Escalante | CEO & President Financial Performance Review Javier Bitar | Chief Financial Officer Pending Merger Portfolio Information Michael Escalante | CEO & President Questions & Answers Michael Escalante & Javier Bitar GRIFFIN CAPITAL 2

Introduction and Portfolio Characteristics Michael Escalante I Chief Executive Officer & President

Portfolio Characteristics

GRIFFIN CAPITAL ESSENTIAL ASSET REIT

	December 31, 2018	December 31, 2017
Total Capitalization (1)	$3.46 billion	$3.21 billion
Acquisition Value (2)	$3.00 billion	$2.83 billion
Number of Properties	74	73
Number of Buildings (3)	89	87
Size of Portfolio (square feet)	19.9 million	18.2 million
Occupied/Leased (based on portfolio square feet) (4)	95.6%/96.5%	96.5%/96.5%
Percentage of Cash Flow from Investment Grade Tenants (5)(6)	61.4%	64.8%
Weighted Average Remaining Lease Term (Years)	6.55	6.51
Weighted Average Loan Maturity (Years) (7)	4.56	5.46
Current weighted average lease yield (8)	7.07%	7.57%
Current weighted average debt rate (9)	3.76%	3.53%

(1) Total capitalization includes the outstanding debt balance (excluding deferred financing costs and premiums/discounts), plus total equity raised and issued, including limited partnership units issued by Griffin Capital Essential Asset Operating Partnership, L.P.., preferred shares and shares issued pursuant to the DRP, net of redemptions. Excludes the 80% ownership interest in the Digital Realty Joint Venture property and 45% ownership interest in the Heritage Common X joint venture property.

(2) Three acquisitions and two dispositions subsequent to December 31, 2017 brought our total acquisition value to approximately $3.0 billion. The three acquisitions with a total value of approximately $183.1 million completed our 1031 exchange on DreamWorks (see slide 8).

(3) The increase in number of buildings related to the acquisitions of Quaker, McKesson (two buildings) and Shaw, during 2018, offset by the dispositions of Quad/Graphics and Bridgestone on November 2, 2018 and December 28, 2018, respectively.

(4) The decrease in occupancy is primarily related to the vacancies of Houston Westway One (approximately 0.1 million square feet), the termination for McCain Foods (approximately 0.1 million square feet), and the dispositions of Quad/Graphics and Bridgestone, slightly offset by the acquisitions of Quaker, McKesson and Shaw in the current year.

(5) The decrease in investment grade tenants are related to LPL Financial Holdings, Inc., Wyndham Hotel Group, LLC, TransDigm, Floor and Decor Outlets of America, Inc. ,Westway One and Christus Health becoming sub-investment grade tenants or not rated, as well as the disposition of Bridgestone during 2018. The decrease was offset by the acquisitions of Quaker, Shaw, and McKesson, as well as Zeller Plastik USA, Inc., Nokia of America Corporation, Fox Head, Equiniti, T-Mobile West, and Randstad becoming investment grade tenants during 2018.

(6) Investment grade designations are those of either tenants, guarantors and/or non-guarantor parents with investment grade ratings or what management believes are generally equivalent ratings.

(7) The weighted average loan maturities for the Company's fixed-rate and variable-rate debt are 7.88 and 1.55 years, respectively. Including the effect of interest rate swaps, the weighted average loan maturities for the Company's fixed-rate and variable-rate debt are 5.37 and 1.55 years, respectively.

(8) The current weighted average lease yield equals the sum of the aggregate lease payments from the Company's properties over the ensuing 12 months divided by the sum of the initial purchase prices of the same assets. Calculation of weighted average lease yield includes acquisition costs for vacant properties even though no income is generated. The lease yield rate spread is the difference between the current weighted average lease yield and the current weighted average debt rate.

(9) Current period debt rate includes the effect of one interest rate swap for a total of $425.0 million and excludes the effect of debt premiums/discounts and deferred financing costs.

GRIFFIN CAPITAL 4

Portfolio Characteristics (cont’d) December 31, 2018 December 31, 2017 Weighted Average Annual Rent Increase (1) 2.1% 2.1% Total Real Estate, Net $2.5 billion $2.4 billion Total Assets $3.0 billion $2.8 billion Total Debt $1.4 billion $1.4 billion Total Equity Raised (including DRP), Net of Redemptions $1.8 billion $1.8 billion GCC Equity Commitment (2) $26.2 million $26.2 million Ratios: Fixed Charge Coverage (Quarter to Date) (3) 3.47 3.49 Interest Coverage (Quarter to Date) (4) 4.39 3.94 Debt to Total Capitalization 39.3% 43.5% Debt to Total Real Estate Acquisition Price 45.4% 49.3% (1) Weighted average rental increase is based on the remaining term of the lease at acquisition date. Rental increase may differ based on the full lease term, which is from the original commencement date. (2) Represents investments by the principals and certain affiliates of Griffin Capital Company, LLC. (3) Fixed charge coverage is the ratio of principal amortization for the period plus interest expense as if the corresponding debt were in place at the beginning of the period plus preferred unit distributions, if any, as if in place at the beginning of the period over adjusted EBITDA. See reconciliation of net income to adjusted EBITDA and coverage ratios in the earnings release filed on March 19, 2019. (4) Interest coverage is the ratio of interest expense as if the corresponding debt was in place at the beginning of the period to adjusted EBITDA. See reconciliation of net income to adjusted EBITDA and coverage ratios in the earnings release filed on March 19, 2019. GRIFFIN CAPITAL 5

Acquisition and Portfolio Update Michael Escalante I Chief Executive Officer & President

Diversified National Portfolio* Portfolio as of December 31, 2018 Logos shown are those of tenants, lease guarantors, or non-guarantor parent companies at our properties GRIFFIN CAPITAL 7

Portfolio Characteristics

2018 Acquisitions *(dollars in thousands)*

GRIFFIN CAPITAL
ESSENTIAL ASSET REIT

Property	Location	Major Tenant	Acquisition/ Disposition Date	Purchase Price	Approximate Square Feet	Credit Rating (S&P) [1]	Initial Capitalization Rate	Year of Lease Expiration	Net Rent - 12 Months Subsequent to December, 2018
Total Portfolio as of December 31, 2017				**$ 2,834,082**	**18,228,900**		**7.55%**		**$ 200,195**
Acquisitions:									
Quaker	Lakeland, FL	Quaker Sales & Distribution, Inc.	3/13/2018	59,600	605,400	A+	4.85	2036	2,913
McKesson	Scottsdale, AZ	McKesson Corporation	4/10/2018	67,000	271,100	BBB+	6.72	2028	5,372
Shaw	Port Wentworth, GA	Shaw Industries, Inc.	5/3/2018	56,526	1,001,500	AA	5.90	2033	3,335
Dispositions:									
Quad/Graphics [2]	Loveland, CO	World Color (USA), LLC	12/30/2010	(11,850)	(169,800)	N/A	10.26	2022	N/A
333 East Lake Street [3]	Bloomingdale, IL	Vacant	6/10/2015	(7,450)	(71,100)	N/A	17.27	2018	N/A
Total Portfolio as of December 31, 2018				**$ 2,997,908**	**19,866,000**		**7.41%** [4]		**$ 211,815**

(1) Reflects the tenant, parent, and/or guarantor credit rating.

(2) On November 2, 2018, the Company sold the Quad/Graphics Property located in Loveland, Colorado for total proceeds of $10.7 million, less closing costs and other closing credits. The carrying value of the property on the closing date was approximately $10.3 million. Upon the sale of the property, the Company recognized a gain of approximately $0.4 million.

(3) On December 28, 2018, the Company sold the Bridgestone Property located in Bloomingdale, Illinois for total proceeds of $2.5 million, less closing costs and other closing credits. The carrying value of the property on the closing date was approximately $2.8 million. Upon the sale of the property, the Company recognized a gain of approximately $0.3 million.

(4) Represents the weighted average initial capitalization rate based on total purchase price.

GRIFFIN CAPITAL

8

Shaw Distribution Center Savannah, GA GRIFFIN CAPITAL 9

McKesson Scottsdale Campus Scottsdale, AZ GRIFFIN CAPITAL 10

Portfolio Concentration As of December 31, 2018 Tenant Business Capital Goods: 14.9% (3) (1) Diversity Telecommunication Services: Griffin Capital management makes a 11.3% (4) conscious effort to achieve All others: 10.8% diversification by tenant industry as Griffin Capital Essential Asset REIT’s portfolio grows. As of December 31, 2018, our analysis segmented Media: 3.7% Insurance: 10.4% Griffin Capital Essential Asset REIT’s (2) portfolio into 19 industry groups . Technology, Hardware & Equipment: 3.9% Consumer Services: 3.9% Health Care Equipment & Services: 10.0% Consumer Durables & Apparel: 5.4% Retailing: 5.8% Diversified Financials: 7.7% Software & Services: 6.1% Energy: 6.1% (1) As of December 31, 2018, no tenant accounted for more than 5.5% of total net rental revenue. (2) Based on 2016 Global Industry Classification Standard (GICS). (3) Capital goods includes the following industry sub-groups: Aerospace & Defense (5.1%), Industrial Conglomerates (4.7%), Construction & Engineering (2.1%), Machinery (1.5%), Electrical Equipment (1.2%) Building Products (0.1%) and Trading Companies & Distributors (0.1%). (4) All others account for less than 3% of total net rent for the 12-month period subsequent to December 31, 2018 on an individual basis. GRIFFIN CAPITAL 11

Portfolio Concentration As of December 31, 2018 GEOGRAPHIC DISTRIBUTION ASSET ALLOCATION (BY % OF NET RENT) (BY % OF NET RENT) Office: 85.5% Texas: 12.6% California: 11.0% (1) All Others: 18.8% Georgia: 9.3% South Carolina: 4.8% Ohio: 9.2% Florida: 4.9% New Jersey: 5.4% Arizona: 8.4% Colorado: 7.8% Illinois: 7.8% Industrial/Manufacturing/ Flex: 14.5% (1) All others account for less than 4% of total net rent for the 12-month period subsequent to December 31, 2018 on an individual basis. GRIFFIN CAPITAL 12

Portfolio Concentration As of December 31, 2018 CREDIT CHARACTERISTICS (BY % OF NET RENT) (1) Investment Grade: 61.4% Unrated Credit: 5.3% Sub-Investment Grade: 33.3% (1) Investment grade descriptions are those of either tenants, guarantors, and/or non-guarantor parents with investment grade ratings or what management believes are generally equivalent ratings. GRIFFIN CAPITAL 13

Strong Tenant Profile – Top 10 Tenants As of December 31, 2018 Top Tenants % of Portfolio(1) Ratings (2) (3) 5.5% BBB+ 3.8% BB 3.3% AA 3.3% BB- 3.2% HY1(4) 3.2% BB+ 2.6% BBB+ 2.5% IG9(4) (1) Based on net rental payment 12-months subsequent to December 31, 2018. (2) Represents S&P ratings of tenants, guarantors, 2.1% BBB or non-guarantor parent entities, unless otherwise noted. (3) Represents the combined net rental 2.0% BB- revenue for the Atlanta, GA; West Chester, OH; and Houston, TX properties. (4) Represents the Bloomberg rating. TOTAL 31.5% GRIFFIN CAPITAL 14

Asset Management - Q4 2018 Acquisition Prior Lease New Expiration or Tenant Property Name Date Square Feet Expiration Termination Date Comments New Lease Activity: Floor & Decor lease signed 10/2/18 for a 12-year term with staged occupancy which will total 185,476 SF: tenant will occupy 43% of property as of July 1, 2019, 50% as of July 1, 2020, and nearly 58% as of July 1, 2020. In addition, the tenant has the right to expand onto an additional floor 2500 Windy Ridge, November totaling 23,454 SF if notice is received prior to 12/31/20. Remaining Floor & Décor Atlanta, GA 2013 185,473 N/A 6/30/2031 property availability is 25.6%. New tenant for 7-year term commenced December 1, 2018. The lease with prior tenant NextRx, which would have expired 2/28/19 and was a known vacate, was terminated effective 11/30/18, in order to Dohmen Life Science accommodate the new tenant's near-term occupancy requirement. The Service, LLC dba 8990 Duke Boulevard, November termination fee of $0.35M (representing 100% of the remaining obligation) Eversana Mason OH 2013 78,240 N/A 11/30/2025 was received in December 2018. Renewal Activity: None Lease Expirations and Terminations: None GRIFFIN CAPITAL 15

Asset Management - Q4 2018 Acquisition Prior Lease New Expiration or Tenant Property Name Date Square Feet Expiration Termination Date Comments Near-term or Recently Identified Tenant Non-Renewals: Tenant downsized into "B" quality space to cut costs as part of its 4300 Wildwood, November operational efficiency initiatives, and vacated the space in 1Q19. Property BlueLinx Atlanta, GA 2013 150,000 N/A 1/31/2019 is being actively marketed for lease. Westway II, Houston, Vallourec TX June 2015 44,000 N/A 2/8/2019 Early Discussion and Post Quarter End Lease Activity: 333/777 Republic November Roush Industries Drive, Allen Park MI 2013 169,200 7/31/2020 11/30/2028 Tenant successfully renewed for 8.3-year term. Property Sales 380 West 37th Street, December Property had been previously vacated by the tenant. Building sold on Loveland CO 2010 169,816 11/2/18 at sales price of $6,850,000, resulting in a gain of $460,000. 333 East Lake Street, Property had been previously vacated by the tenant. Building sold on Bloomingdale IL June 2015 71,053 12/28/18 at sales price of $2,465,000, resulting in a loss of $385,000. GRIFFIN CAPITAL 16

Financial Performance Review Javier Bitar | Chief Financial Officer

Financial Performance (in thousands, except per share amounts) Year Ended December 31, Three Months Ended December 31, 2018 2017 2018 2017 Total Revenue $ 336,359 $ 346,490 $ 84,928 $ 81,878 Net Income Attributable to Common Stockholders $ 17,618 $ 140,657 $ 1,014 $ 109,146 Net Income Attributable to Common Stockholders, Per Share, Basic and Diluted $ 0.10 $ 0.81 $ — $ 0.64 Adjusted EBIDTA (per facility agreement) (1) $ 228,560 $ 225,536 $ 60,144 $ 53,028 FFO (2) $ 139,173 $ 157,199 $ 31,677 $ 32,318 AFFO (3) $ 138,555 $ 148,697 $ 33,734 $ 32,150 Distributions (4) Cash Distributions $ 75,613 $ 71,156 $ 21,893 $ 17,871 Distribution Reinvestment Plan (DRP) 40,838 49,541 7,171 12,103 Total Distributions $ 116,451 $ 120,697 $ 29,064 $ 29,974 (1) See reconciliation of net income to adjusted EBITDA and coverage ratios in the earnings release filed on March 19, 2019. (2) FFO reflects distributions paid to noncontrolling interests and redeemable preferred shareholders. (3) Beginning with the three months ended March 31, 2018, the Company is using Adjusted Funds from Operations (“AFFO”) as a non-GAAP financial measure to evaluate the Company's operating performance. The Company previously used Modified Funds from Operations as a non-GAAP measure of operating performance. See reconciliation of AFFO in the earnings release filed on March 19, 2019. No adjustments were required to the prior periods for this change. (4) Represents distributions paid and declared to common stockholders. GRIFFIN CAPITAL 18

Shareholder Performance Summary As of December 31, 2018(1) Cumulative Value of a Investor as of Purchase Date Purchase Price(2) $10,000 Investment(3) Annualized Return Commencement of Public Offering 11/6/2009 $10.00 $18,614 7.22% Commencement of the Follow-On Offering 4/26/2013 $10.28 $14,160 6.63% Termination of the Follow-On Offering 4/22/2014 $10.28 $13,202 6.49% Signature Office REIT Investors (as of Close of the Merger) 6/10/2015 $10.40 $12,070 5.94% (1) Performance assumes distributions were reinvested pursuant to the distributions reinvestment plan and includes distributions accrued but not paid for the record dates between and including December 1, 2018 to December 31, 2018. The ending value of shares is based on an estimated net asset value of $10.05 as of June 30, 2018 which was approved by the REIT's board of directors on October 24, 2018. Historical returns do not guarantee future results. (2) Purchase price is based on (1) the gross offering price for shares as of the purchase date or (2) the estimated purchase price implied by the exchange ratio for the Signature Office REIT, Inc. merger, as applicable. (3) Based on $10,000 invested at the purchase price on the purchase date. GRIFFIN CAPITAL 19

Self Administration Transaction On December 14, 2018, the Company and the Operating Partnership entered into the Self Administration Transaction, with GCC and GC LLC, pursuant to which GCC and GC LLC contributed to the Operating Partnership all of the membership interests in GRECO and certain assets related to the business of GRECO, in exchange for 20,438,684 units of limited partnership in the Operating Partnership and additional limited partnership units as earn-out consideration. The Self Administration Transaction was accounted for using the acquisition method of accounting under ASC 805, which requires, among other things, the assets acquired and liabilities assumed to be recognized at their fair values as of the acquisition date. The following table summarizes the preliminary purchase price allocation: Amount Assets: Accounts receivable from affiliates and other assets $ 19,878 Management contract intangibles 4,239 Goodwill 229,948 Total assets acquired 254,065 Liabilities: Earn-out (due to affiliates) 4,380 Cash earn-out (due to affiliates) 25,000 Executive deferred compensation plan 7,795 Other liabilities 11,890 Total liabilities assumed 49,065 Net assets acquired $ 205,000 GRIFFIN CAPITAL 20

Determination of NAV On October 24, 2018, the Company's board of directors approved an estimated value per share of the Company's common stock of $10.05 based on the estimated value of the Company's assets less the estimated value of the liabilities, or net asset value, divided by the number of shares outstanding on a fully diluted basis, calculated as of June 30, 2018. Dollars in thousands, except share and per share data Estimated Value Per Share as of June 30, 2018 Estimated Value Per Share as of June 30, 2017 Gross Per Share Gross Per Share Total Assets $ 3,270,875 $ 18.88 $ 3,357,451 $ 18.45 Total Liabilities (1,529,586) (8.83) (1,529,411) (8.41) Stockholders' Equity 1,741,289 10.05 1,828,040 10.04 Less: Promote (812) — (241) — Stockholders' Equity, Net of Promote $ 1,740,477 $ 10.05 $ 1,827,799 $ 10.04 Fully Diluted Shares Outstanding 173,259,543(1) 182,019,476(1) (1) Approximate number of shares outstanding on a fully diluted basis. Limitations of Estimated Value Per Share (Please also refer to Form 8-K filed on October 26, 2018) The various factors considered by the Board in determining the estimated value per share were based on a number of assumptions and estimates that may not be accurate or complete. The Company is providing this estimated value per share to assist broker-dealers that participated in the Company's public offerings in meeting their customer account statement reporting obligations. As with any valuation methodology, the methodologies used are based upon a number of estimates and assumptions that may not be accurate or complete. Different parties with different assumptions and estimates could derive a different estimated value per share. The estimated value per share is not audited and does not represent the fair value of the Company's assets or liabilities according to GAAP. Accordingly, with respect to the estimated value per share, the Company can give no assurance that: • a stockholder would be able to resell his or her shares at this estimated value; • a stockholder would ultimately realize distributions per share equal to the Company's estimated value per share upon liquidation of the Company's assets and settlement of its liabilities or a sale of the Company; • the Company's shares of common stock would trade at the estimated value per share on a national securities exchange; • an independent third-party appraiser or other third-party valuation firm would agree with the Company's estimated value per share; or • the methodology used to estimate the Company's estimated value per share would be acceptable to FINRA or for compliance with ERISA reporting requirements.      Similarly, the amount a stockholder may receive upon repurchase of his or her shares, if he or she participates in the Company's share redemption program, may be greater than or less than the amount a stockholder paid for the shares, regardless of any increase in the underlying value of any assets owned by the Company. GRIFFIN CAPITAL 21

Debt Maturity Schedule (including effect of interest rate swap) As of December 31, 2018 (dollars in thousands) Statistics (Including effect of Int. Swap) Fixed Floating Total Amount $ 1,072,179 $ 290,000 $ 1,362,179 Percentage of Total Debt 79% 21% 100% W.A. Term Remaining (Yrs) 5.37 1.55 4.56 W.A. Interest Rate (%) 3.75% 3.80% 3.76% $1,000,000 (1) $800,000 $715,000 ) s $600,000 d n a s u (4) o h $375,000 T $400,000 ( (2) $200,000 $148,120 (5) $107,562 (3) $16,497 $0 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 (1) Represents the Unsecured Credit Facility, assuming the one-year extension on the Unsecured Revolver is exercised upon maturity. (2) Represents the Emporia, Midland, Samsonite, and HealthSpring mortgage loans. (3) Represents the Highway 94 mortgage loan. (4) Represents the Bank of America Loan. (5) Represents the AIG loan. NOTE: Principal repayments on the individual mortgages do not include the debt premium/(discount) of ($0.25) million and deferred financing costs of $8.4 million. GRIFFIN CAPITAL 22

Pending Merger Portfolio Information Michael Escalante I Chief Executive Officer & President

Portfolio Characteristics- Pro Forma As of December 31, 2018 EA EA II Combined Total Capitalization (1) $3.5 billion $1.2 billion $4.7 billion Acquisition Value $3.0 billion $1.1 billion $4.1 billion Number of Properties 74 27 101 Number of Buildings 89 35 124 Size of Portfolio (square feet) 19.9 million 7.3 million 27.2 million Occupied/Leased (based on portfolio square feet) 95.6%/96.5% 100%/100% 96.8%/97.5% Percentage of Cash Flow from Investment Grade Tenants (2) 61.4% 75.8% 65.3% Weighted Average Remaining Lease Term (Years) 6.6 9.3 7.3 Weighted Average Loan Maturity (Years) 4.6 7.6 6.5 Current weighted average lease yield (3) 7.1% 7.0% 7.0% Current weighted average debt rate (4) 3.8% 4.2% 3.8% (1) Total capitalization includes the outstanding debt balance (excluding deferred financing costs and premium/discounts), plus total equity raised and issued, including limited partnership units issued and shares issued pursuant to the DRP, net of redemptions. Assuming the issuance of $25 million earn out at the merger date, the total capitalization would be $4.73 billion. (2) Investment grade designations are those of either tenants, non-guarantor parents and/or guarantors with investment grade or what management believes are generally equivalent ratings. (3) The current weighted average lease yield equals the sum of the aggregate lease payments from the Company's properties over the ensuing 12 months divided by the sum of the initial purchase prices of the same assets. (4) The current weighted average debt rate includes the effects interest rate swaps and excludes the effect of deferred financing costs. GRIFFIN CAPITAL Pending Merger Subject to Approval By Our Stockholders. 24

Portfolio Concentration- Pro Forma As of December 31, 2018 GEOGRAPHIC DISTRIBUTION INDUSTRY ALLOCATION (BY % OF NET RENT) (BY % OF NET RENT) California: 11.0% Capital Goods: 14.4% Texas: 10.7% Insurance: 8.5% All Others: 10.0% All Others: 16.9% Ohio: 10.2% Telecommunication Banks: 4.1% Services: 8.2% Software & Services: 4.4% Alabama: 2.9% Diversified Financials: 7.6% Illinois: 8.8% Utilities: 4.6% Florida: 3.6% North Carolina: 3.8% Consumer Durables & Apparel: 5.1% Consumer Services: 7.3% South Carolina: 3.8% Arizona: 8.7% Energy: 5.9% Health Care Equipment & Colorado: 6.1% Technology Hardware & New Jersey: 6.8% Services: 7.3% Georgia: 6.8% Equipment: 6.2% Retailing: 6.2% GRIFFIN CAPITAL Pending Merger Subject to Approval By Our Stockholders. 25

Tenant Profile – Top 10 Tenants Pro Forma As of December 31, 2018 Top Tenants % of Portfolio(1) Ratings (2) (3) 4.0% BBB+ 3.4% A2(4) 3.2% IG9(5) 2.9% A- 2.8% BB 2.4% AA 2.4% BB- 2.4% HY1(5) (1) Based on net rental payment 12-months subsequent to December 31, 2018. (2) Represents S&P ratings of tenants, guarantors, 2.3% BB+ or non-guarantor parent entities, unless otherwise noted. (3) Represents the combined net rental 2.0% AA- revenue for the Atlanta, GA; West Chester, OH; and Houston, TX properties. (4) Represents Moody's rating. TOTAL 27.8% (5) Represents Bloomberg's rating. GRIFFIN CAPITAL Pending Merger Subject to Approval By Our Stockholders. 26

Questions & Answers Michael Escalante I Chief Executive Officer & President Javier Bitar | Chief Financial Officer